Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SeaChange International, Inc. (the “Company”) on Form 10-Q for the period ending April 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony C. Dias, Interim Chief Financial Officer, Senior Vice President, Finance and Administration and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANTHONY C. DIAS
Anthony C. Dias
Interim Chief Financial Officer,
Senior Vice President, Finance and
Administration and Treasurer

Dated: June 7, 2013

39